Equity - reserves	6 Months Ended
Dec. 31, 2025
Equity - reserves [Abstract]
Equity - reserves
Note 19. Equity - reserves

	31-Dec-25	30-Jun-25
	$'000	$'000

Foreign currency translation reserve	(12,823)	(13,030)
Equity compensation reserve	7,520	10,583

	(5,303)	(2,447)

Foreign currency reserve
The foreign currency reserve is used to recognise exchange differences arising from the translation of the financial statements of foreign operations where the functional currency is different to functional currency of the parent entity. It is also used where exchange differences arise on the translation of monetary items which form part of the net investment in the foreign operation.

Equity compensation reserve
The equity compensation reserve is used to recognise the value of equity-settled share-based payments provided to employees, directors and consultants. The fair value of such compensation is measured using generally accepted valuation methodologies for pricing financial instruments, and incorporates all factors and assumptions that knowledgeable, willing market participants would consider in setting the price. The fair value of instruments granted is recognised as an expense or capitalised if appropriate over the vesting period with a corresponding increase in equity.

Movements in reserves

Movements in each class of reserve during the current period and previous financial year are set out below:

	Equity compensation reserve	Foreign currency translation reserve	Total
	$'000	$'000	$'000

Balance at 1 July 2024	9,663	(12,761)	(3,098)
Share based payment expensed/capitalised	6,106	-	6,106
Fair value of performance rights vested	(5,186)	-	(5,186)
Foreign currency translation differences for foreign operations	-	(269)	(269)

Balance at 30 June 2025	10,583	(13,030)	(2,447)
Share based payment expensed/capitalised	1,707	-	1,707
Fair value of performance rights vested	(4,770)	-	(4,770)
Foreign currency translation differences for foreign operations	-	207	207

Balance at 31 December 2025	7,520	(12,823)	(5,303)